UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 12, 2019 (June 11, 2019)

On Track Innovations Ltd.

(Exact Name of Registrant as Specified in Its Charter)

Israel

(State or Other Jurisdiction of Incorporation)

000-49877	N/A
(Commission File Number)	(IRS Employer Identification No.)

Z.H.R. Industrial Zone, P.O. Box 32, Rosh-Pina, Israel	12000
(Address of Principal Executive Offices)	(Zip Code)

011 972 4 6868000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, par value NIS 0.10 per share	OTIV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2019, On Track Innovations Ltd. (the “Company”) and Mr. Shlomi Cohen, the Company’s Chief Executive Officer, agreed that Mr. Cohen will cease to serve as the Company’s Chief Executive Officer on December 31, 2019 while continuing to serve as a member of the Board of Directors of the Company (the “Board”). Mr. Cohen undertook to assist in identifying, hiring and smooth transitioning the role of Company’s Chief Executive Officer to his successor.

Mr. Cohen is expected to be elected as the Chairperson of the Company and to provide additional services to the Company. In connection with this transition, the Company and Mr. Cohen entered into a Transition and Amendment to Employment Agreement (the “Agreement”) pursuant to which, among other things, the compensation of Mr. Cohen will be reduced and adapted to the new position, effective January 1, 2020. The Agreement provides that Mr. Cohen will be employed by the Company with a gross monthly salary of NIS 36,000 (equivalent to approximately $10,000), and other standard benefits, but no annual bonus. In addition, Mr. Cohen may be awarded share options annually, not to exceed in any calendar year options to purchase 50,000 Ordinary Shares of the Company, par value NIS 0.10 per share. The Agreement may be terminated by either party upon providing an advance three months notice and is subject to shareholders approval. The Company intends to submit the Agreement for approval at the Company’s next general meeting of shareholders. A copy of the Agreement is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

10.1	Transition and Amendment to Employment Agreement, dated June 11, 2019, by and between the Company and Mr. Shlomi Cohen

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

On Track Innovations Ltd.

Date: June 12, 2019	By:	/s/ Shlomi Cohen
	Name:	Shlomi Cohen
	Title:	Chief Executive Officer

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